UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

               ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

                              (614) 283-6500
(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 27, 2014, Abercrombie & Fitch Co. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to the Rights Agreement, dated as of July 16, 1998, as amended (the “Rights Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC, as the duly appointed successor rights agent.

The Amendment accelerates the expiration of the Company’s preferred stock purchase rights (the “Rights”) from the close of business on July 16, 2018, to the close of business on January 28, 2014, and has the effect of terminating the Rights Agreement on that date. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s Class A Common Stock pursuant to the Rights Agreement will expire.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2014, the Board of Directors of the Company (the “Board”) took the following actions (the “Governance Actions”), effective immediately:

•
Separated the positions of Chief Executive Officer (the “CEO”) and Chairman of the Board (the “Chairman”), and determined that the office of Chairman be held by an individual who is not an executive officer or any employee of the Company. Previously, Michael S. Jeffries held both the CEO position and the Chairman position. Mr. Jeffries will continue as the CEO, as a director of the Company and as a member of the Executive Committee of the Board. Previously, the Company did not pay an annual retainer for services rendered by the Chairman because such position was held by Mr. Jeffries, and the Company does not pay additional compensation to any officer of the Company who is also a director for services rendered as a director. Now, in addition to other applicable compensation payable to non-employee directors, which compensation the Company previously disclosed in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on May 16, 2013, and updated effective as of February 2, 2014, as disclosed in Exhibit 10.2 to its quarterly report on Form 10-Q, filed with the Securities and Exchange Commission on September 9, 2013, the Company intends to pay the Chairman an annual retainer of $300,000 for serving in such capacity, of which $200,000 will be paid in cash (quarterly in arrears) and $100,000 will be paid in the form of restricted stock units (the “Chairman RSU Retainer”).

•	Increased the size of the Board from nine directors to 12 directors, thereby creating three vacant directorships on the Board.

•	Elected Arthur C. Martinez, Terry Burman and Charles R. Perrin to fill the three vacant directorships on the Board, and elected Mr. Martinez as non-executive Chairman.

◦
The Board determined that Messrs. Martinez, Burman and Perrin meet all of the applicable standards of independence under the regulations of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines, and that each of them is independent and free of any material relationships with the Company other than through their service as directors of the Company.

◦	Messrs. Martinez, Burman and Perrin will serve for initial terms ending at the Company’s 2014 Annual Meeting of Stockholders.

◦	The Board expects that Messrs. Burman and Perrin will serve on one or more committees of the Board, but has not yet determined to which committee or committees they will be appointed.

◦
In connection with his election as a director and non-executive Chairman of the Company, Mr. Martinez has notified two of the other boards on which he currently serves that he will not stand for re-election at the 2014 annual meetings of such companies.

◦
As non-employee directors, Messrs. Martinez, Burman and Perrin will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on May 16, 2013, and updated effective as of February 2, 2014, as disclosed in Exhibit 10.2 to its quarterly report on Form 10-Q, filed with the Securities and Exchange Commission on September 9, 2013, as modified by the contents of this Item 5.02 with respect to the Chairman. All such compensation will be pro-rated for the period from the Board’s election of Messrs. Martinez, Burman and Perrin to the date of the Company’s 2014 Annual Meeting of Stockholders, except for the Chairman RSU Retainer, of which a full portion will be granted immediately and vest immediately in consideration of the service of Mr. Martinez for the period prior to the 2014 Annual Meeting of Stockholders.

•
Determined that Craig R. Stapleton will no longer serve in the position of Lead Independent Director. Mr. Stapleton will continue to serve as a director of the Company, as the Chairman of the Nominating and Board Governance Committee of the Board, and as a member of each of the Executive Committee of the Board, the Audit Committee of the Board and the Compensation Committee of the Board.

Item 8.01. Other Events.

On January 28, 2014, the Company issued a press release announcing the Amendment and the Governance Actions. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The Company undertakes no obligation to update the matters referred to in the Company’s press release to reflect changes that occur after the date hereof, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

4.1	Amendment No. 3 to Rights Agreement, dated January 27, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC, as the duly appointed successor rights agent

99.1	Press Release of the Company, dated January 28, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: January 28, 2014	By: /s/ Robert E. Bostrom
Robert E. Bostrom
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.        Description

4.1	Amendment No. 3 to Rights Agreement, dated January 27, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC, as the duly appointed successor rights agent

99.1	Press Release of the Company, dated January 28, 2014